UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

UPEXI, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-25526	83-3378798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 N. Rocky Point Drive, Suite 420

Tampa, FL 33607

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant’s telephone number, including area code)

____________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol:	Name of each exchange on which registered:
Common Stock, par value, $0.001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.03 Material Modification to Rights of Security Holders

The Board of Directors of Upexi, Inc., a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.001 per share (the “Common Stock”), and preferred stock, par value $0.001 per share (the “Preferred Stock”), at a ratio of 20-to-1 (the “Reverse Stock Split”). The Reverse Split will be effective at 12:01 am ET, October 3, 2024 (the “Effective Date”).

Reasons for the Reverse Stock Split

The Reverse Stock Split is being effected in order to reduce the number of shares and increase the share price in order to regain compliance with NASDAQ requirements for minimum share prices.

Effects for the Reverse Stock Split

Effective Date; Symbol; CUSIP Number.  The Reverse Stock Split will become effective in the marketplace on the Effective Date, at which time the Common Stock will begin trading on a split-adjusted basis. On the Effective Date, the trading symbol for the Common Stock will remain “UPXI”. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change to 39959A205.

Split Adjustment; Treatment of Fractional” Shares.  As a result of the Reverse Stock Split, every 20 shares of Common Stock issued and outstanding were automatically reclassified into one new share of common stock. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be converted automatically into the number of shares of Common Stock equal to (i) the number of issued and outstanding shares of Common Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 20, with such resulting number of shares rounded up to the nearest whole share. The Company will issue one whole share of the post-Reverse Stock Split Common Stock to any stockholder who otherwise would have received a fractional share as a result of the Reverse Stock Split. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration will be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split.

Also on the Effective Date, (i) all options, warrants and other convertible securities of the Company outstanding immediately prior to the Reverse Stock Split will be adjusted by dividing the number of shares of Common Stock into which the options, warrants and other convertible securities are exercisable or convertible by 20 and multiplying the exercise or conversion price thereof by 20, all in accordance with the terms of the plans, agreements or arrangements governing such options, warrants and other convertible securities, and (ii) the total number of shares of Preferred Stock held by each stockholder will be converted automatically into the number of shares of Preferred Stock equal to (i) the number of issued and outstanding shares of Preferred Stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by (ii) 20, with such resulting number of shares rounded up to the nearest whole share.

Certificated and Non-Certificated Shares.  Stockholders who are holding their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent and registrar VStock Transfer, at the address set forth below. VStock Transfer will issue a new stock certificate reflecting the Reverse Stock Split to each requesting stockholder.

VStock Transfer, LLC

18 Lafayette Place

Woodmere, NY 11598

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Nevada State Filing.  The Reverse Stock Split was effected pursuant to the Company’s filing of a Certificate of Change with the Secretary of State of the State of Nevada on September 11, 2024, and a Certificate of Correction on September 18, 2024, in accordance with Nevada Revised Statutes (“NRS”) Section 78.209. A copy of each Certificate is attached hereto as Exhibit 3.1 and Exhibit 3.2 and is incorporated herein by reference.

No Stockholder Approval Required.  Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required.

Capitalization

As of the date hereof, the Company is authorized to issue 100,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. There were 20,817,566 shares of Common Stock issued and outstanding and 500,000 shares of Preferred Stock issued and outstanding. As a result of the Reverse Stock Split and immediately following the effect of the Reverse Stock Split, the Company will be authorized to issue 5,000,000 shares of Common Stock; there will be 1,040,886 shares of Common Stock issued and outstanding. There will be 25,000 shares of Preferred Stock issued and outstanding. The Reverse Stock Split will have no effect on the par value of the Common Stock or Preferred Stock. All outstanding options and warrants have been given effect to reflect the 20 to 1 Reverse Stock Split.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 is hereby incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Change, dated September 11, 2024.

3.2	Certificate of Correction, dated September 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UPEXI, INC.

Dated: September 27, 2024	/s/ Andrew Norstrud
Andrew Norstrud Chief Financial Officer

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